SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2003

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 108th Avenue NE, Suite 2100 Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 5.    Other Events and Required FD Disclosure.

On August 25, 2003, the Company issued a press release announcing the Company’s appointment of Gordon Fornell to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press release of SAFLINK Corporation, dated August 25, 2003, regarding the Company’s appointment of Gordon Fornell to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

August 27, 2003	By:	/s/ GLENN ARGENBRIGHT
Glenn Argenbright President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of SAFLINK Corporation, dated August 25, 2003, regarding the Company’s appointment of Gordon Fornell to its Board of Directors

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